UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 19, 2005


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     001-14480                 95-4592204
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                       14011 VENTURA BOULEVARD, SUITE 501
                         SHERMAN OAKS, CALIFORNIA 91423
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 386-2180
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         On October 19, 2005, Brilliant Digital Entertainment, Inc. (the "Registrant") entered into a Letter Agreement effective September 26, 2005, to extend the maturity date of certain secured indebtedness ("Secured Indebtedness") originally issued by the Registrant in May and December, 2001, to Harris Toibb, Europlay 1, LLC, Preston Ford Inc., and Capel Capital Ltd. (collectively the "Holders" and individually a "Holder"). In consideration of the Holders' agreement to extend the maturity date of the Secured Indebtedness to March 31, 2006, the Registrant agreed to:

         (i) adjust the conversion price of the Secured Indebtedness from $0.07 to $0.02 per share effective upon the amendment of the Registrant's Amended and Restated Certificate of Incorporation to provide for a one-for-ten reverse stock split of the outstanding shares of the Registrant's common stock (the "Reverse Split");

         (ii) adjust the purchase price of all warrants issued to the Holders in consideration of the Secured Indebtedness and all amendments thereto, from $0.07 to $0.02 per share;

         (iii) issue to the Holders warrants dated September 26, 2005 and expiring on October 5, 2009, with an exercise price of $0.02 per share ("Immediate September Warrant"), to purchase an aggregate of 111,000,000 shares of the Registrant's common stock; and

         (iv) issue to the Holders warrants dated September 26, 2005 and expiring on October 5, 2009, with an exercise price of $0.02 per share ("Additional September Warrant"), to purchase an aggregate of 152,738,125 shares of the Registrant's common stock, which warrants will vest and become exercisable effective upon the Reverse Split.

         The issuance of the Immediate September Warrants and Additional September Warrants was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") pursuant to Section 4(2) of the Securities Act as transactions not involving any public offering.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1 Letter Agreement entered into on October 19, 2005, effective as of September 26, 2005, among the Registrant, Harris Toibb, Europlay 1, LLC, Preston Ford Inc., Capel Capital Ltd., Brilliant Studios, Inc. and B3D, Inc., and all Exhibits and Schedules thereto.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BRILLIANT DIGITAL ENTERTAINMENT, INC.



Date:    October 24, 2005            By:   /s/ Kevin Bermeister
                                           ------------------------------------
                                               Kevin Bermeister
                                               Chief Executive Officer


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



                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

10.1 Letter Agreement entered into on October 19, 2005, effective as of September 26, 2005, among the Registrant, Harris Toibb, Europlay 1, LLC, Preston Ford Inc., Capel Capital Ltd., Brilliant Studios, Inc. and B3D, Inc., and all Exhibits and Schedules thereto.


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